UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2021

Charter Communications, Inc.

CCO Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 2.250% Senior Secured Notes due 2029, 3.500% Senior Secured Notes due 2042 and 3.950% Senior Secured Notes due 2062

On October 12, 2021 (the “Closing Date”), Charter Communications Operating, LLC (“CCO”) and Charter Communications Operating Capital Corp. (together with CCO, the “Issuers”) issued (i) $1.25 billion aggregate principal amount of 2.250% Senior Secured Notes due 2029 (the “2029 Notes”), (ii) $1.35 billion aggregate principal amount of 3.500% Senior Secured Notes due 2042 (the “2042 Notes”) and (iii) $1.4 billion aggregate principal amount of 3.950% Senior Secured Notes due 2062 (the “2062 Notes” and together with the 2029 Notes and 2042 Notes, the “Notes”). The offering and sale of the Notes were made pursuant to an automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 7, 2020 and a prospectus supplement dated September 27, 2021.

In connection therewith, the Issuers entered into the below agreements.

Secured Notes Indenture

On the Closing Date, the Issuers, the Parent Guarantors and the Subsidiary Guarantors entered into a supplemental indenture with the Trustee and Collateral Agent in connection with the issuance of the Notes and the terms thereof (the “Twenty-First Supplemental Indenture”). The Twenty-First Supplemental Indenture supplements a base indenture entered into on July 23, 2015, by and among the Issuers, CCO Safari II, LLC, the Trustee and the Collateral Agent (the “Base Indenture” and, together with the Twenty-First Supplemental Indenture, the “Indenture”) providing for the issuance of senior secured notes of the Issuers generally.

The Indenture provides, among other things, that interest is payable on the 2029 Notes on each January 15 and July 15, commencing January 15, 2022. Interest is payable on the 2042 Notes on each March 1 and September 1, commencing March 1, 2022. Interest is payable on the 2062 Notes on each June 30 and December 30, commencing June 30, 2022. At any time and from time to time prior to November 15, 2028, the Issuers may redeem the outstanding 2029 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after November 15, 2028, the Issuers may redeem some or all of the outstanding 2029 Notes at a redemption price equal to 100% of the principal amount of the 2029 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. At any time and from time to time prior to September 1, 2041, the Issuers may redeem the outstanding 2042 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after September 1, 2041, the Issuers may redeem some or all of the outstanding 2042 Notes at a redemption price equal to 100% of the principal amount of the 2042 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. At any time and from time to time prior to December 30, 2061, the Issuers may redeem the outstanding 2062 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date and a make-whole premium. On or after December 30, 2061, the Issuers may redeem some or all of the outstanding 2062 Notes at a redemption price equal to 100% of the principal amount of the 2062 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. The Notes are senior secured obligations of the Issuers. The Notes are guaranteed on a senior secured basis by the Parent Guarantor and all of the subsidiaries of the Issuers that guarantee the obligations of CCO under its credit agreement (collectively, the “Guarantors”). The Notes and the guarantees are secured by a pari passu, first priority security interest, subject to certain permitted liens, in the Issuers’ and the Guarantors’ assets that secure obligations under the credit agreement.

The terms of the Indenture, among other things, limit the ability of the Issuers to grant liens, sell all or substantially all of their assets or merge or consolidate with other entities.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure of certain guarantees to be enforceable; cessation of a material portion of the collateral subject to liens or disaffirmation of obligations under the security documents establishing the security interest in the collateral securing the Notes; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes of a series may declare all the Notes of such series to be due and payable immediately.

For a complete description of the Indenture and the Notes, please refer to copies of the Twenty-First Supplemental Indenture, the form of the 2029 Notes, the form of 2042 Notes and the form of the 2062 Notes filed herewith as Exhibits 4.2, 4.3, 4.4, and 4.5, respectively. The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the heading “Secured Notes Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On the Closing Date, the Issuers completed the issuance and sale of the Notes. The press release announcing the closing of the issuance and sale of the Notes is filed herewith as Exhibit 99.2.

The furnishing of the attached press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.2 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing

ITEM 8.01. OTHER EVENTS.

On September 27, 2021, the Issuers, the Parent Guarantor and the guarantors party thereto entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto, with respect to the issuance and sale of an aggregate of $1,250,000,000 principal amount of 2.250% Senior Secured Notes due 2029, an aggregate of $1,350,000,000 principal amount of 3.500% Senior Secured Notes due 2042 and an aggregate of $1,400,000,000 principal amount of 3.950% Senior Secured Notes due 2062. The Underwriting Agreement contains representations, warranties and covenants of the parties thereto, conditions to closing, indemnification obligations of the parties thereto and termination and other customary provisions.

A copy of the Underwriting Agreement is filed herewith as Exhibit 99.1. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1*	Indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and CCO Safari II, LLC, as issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on July 27, 2015).
4.2	Twenty-First Supplemental Indenture, dated as of October 12, 2021, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.
4.3	Form of 2.250% Senior Secured Notes due 2029 (included in Exhibit 4.2).
4.4	Form of 3.500% Senior Secured Notes due 2042 (included in Exhibit 4.2).
4.5	Form of 3.950% Senior Secured Notes due 2062 (included in Exhibit 4.2)
5.1	Legal Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereto).
99.1	Underwriting Agreement, dated as of September 27, 2021, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Holdings, LLC, as parent guarantor, the subsidiary guarantors party thereto and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.
99.2	Press release dated October 12, 2021, announcing the closing of the sale of the 2.250% Senior Secured Notes due 2029, 3.500% Senior Secured Notes due 2042 and 3.950% Senior Secured Notes due 2062.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Incorporated by reference and not filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc. and CCO Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

Date: October 12, 2021

CCO HOLDINGS, LLC,
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

Date: October 12, 2021